UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6l(2))

☐    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

LEE ENTERPRISES, INCORPORATED
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

☐    Fee paid previously with preliminary materials

LEE ENTERPRISES, INCORPORATED
SHAREOWNER SERVICES
P.O. BOX 64945
ST. PAUL, MN 55164-0945

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/LEE2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82843-Z91926

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**LEE ENTERPRISES, INCORPORATED**

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.**

| | For | Against | Abstain |
|---|---|---|---|
| 1. Approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 per share, authorized for issuance from 12,000,000 shares to 40,000,000 shares ("Additional Common Stock Proposal"). | ☐ | ☐ | |
| 2. Approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of up to 16,000,000 shares of Common Stock, consisting of 15,384,615 shares (the "Base PIPE Common Shares") and up to 615,385 shares (the "Fee Reimbursement Shares," and together with the Base Issuance Shares, collectively, the "PIPE Common Shares"), at a per share price of $3.25 pursuant to the terms of a Stock Purchase Agreement, dated December 30, 2025, by and among the Company and certain investors ("PIPE Purchase Agreement") (the "Nasdaq 20% Share Issuance Proposal"). | ☐ | ☐ | ☐ |
| 3. Approve, for purposes of Nasdaq Listing Rule 5635(b), the issuance of the PIPE Common Shares pursuant to the PIPE Purchase Agreement (the "Nasdaq Change of Control Proposal"). | ☐ | ☐ | ☐ |
| 4. Approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of additional proxies in the event there are insufficient votes for, or otherwise in connection with, the approval of the Additional Common Stock Proposal, the Nasdaq 20% Share Issuance Proposal or the Nasdaq Change of Control Proposal at the time of the Special Meeting or in connection with any other business properly brought before the Special Meeting. | ☐ | ☐ | ☐ |

**THIS PROXY when properly executed will be voted as directed or, if no direction is given and on such other business as may properly come before the Special Meeting or any adjournment thereof, will be voted as the Board recommends or otherwise determines in its discretion.**

PLEASE SIGN exactly as your name(s) appear(s) on the Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Notice and Proxy Statement is available at www.proxyvote.com.

V82844-Z91926

## LEE ENTERPRISES, INCORPORATED

## SPECIAL MEETING OF STOCKHOLDERS

**February 3, 2026**
**9:00 a.m., CST**

**Via Live Webcast**
**Davenport, IA 52807**

**4600 E. 53rd Street**
**Davenport, IA 52807**

**PROXY**

**This proxy is solicited by the Board of Directors for use at the Special Meeting on February 3, 2026.**

The shares of stock that you hold in the account will be voted as you specify on the reverse side.

**If no choice is specified, the proxy will be voted "FOR" on Items 1, 2, 3 and 4.**

By signing the proxy, you revoke all prior proxies and appoint Mary E. Junck and Herbert W. Moloney III, and each of them, with full power of substitution, to vote the shares on the matters shown on the reverse side and any other matters that may come before the Special Meeting and all adjournments.

*See reverse for voting instructions.*